EXHIBIT 23.2


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                                                                   EXHIBIT 23.2
                                                                   ------------

                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
Donegal Group Inc.:


We consent to the use of our reports incorporated herein by reference.




                                           /s/ KPMG LLP

                                           KPMG LLP

Philadelphia, Pennsylvania
June 14, 2001


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